EXHIBIT 32.1

CERTIFICATION OF PAUL VOORHEES, CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
 PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of BlueStar Financial Group,  Inc. hereby certify that (a) BSFG’s Annual Report on Form 10-K for the fiscal year ended January 30, 2009, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (b) information contained in the report fairly presents, in all material respects, the financial condition and results of operations of BSFG.

/s/ PAUL VOORHEES
Date: September 25, 2009	Paul Voorhees
Chief Executive Officer and Chief Financial Officer